UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 27, 2023

Archer Aviation Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-39668		85-2730902
(Commission File Number)		(IRS Employer Identification No.)

190 West Tasman Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-272-3233

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events.

As Archer Aviation Inc. (the “Company”) previously announced on its Current Report on Form 8-K filed on February 16, 2023, the Company filed a petition on February 16, 2023, in the Delaware Court of Chancery (the “Court of Chancery”) under Section 205 of the DGCL (the “Petition”) to (1) validate and declare effective the Company’s current amended and restated certificate of incorporation (the “Charter”), including the filing and effectiveness thereof and (2) validate and declare effective the shares of the Company’s Class A common stock, par value $0.0001 per share, and other securities issued or promised to be issued in reliance on the validity of the Charter. Concurrently with the Petition, the Company filed a motion to expedite the hearing on the Petition.

On February 17, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 14, 2023, at 10:00 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Archer Aviation Inc.., C.A. No. 2023-0196-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Ryan D. Stottmann, Morris, Nichols Arsht & Tunnell LLP, at rstottmann@morrisnichols.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Petition of Archer Aviation Inc. Pursuant to 8 Del. C. § 205

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: February 27, 2023	By:	/s/ Andy Missan
	Name:	Andy Missan
	Title:	Chief Legal Officer